                                                                    Exhibit 99.1


                                                          CarrAmerica(R)
                                                          America's Workplace(R)

                                   [GRAPHIC]


[GRAPHIC]                                                       [GRAPHIC]


                    Supplemental Operating and Financial Data
                    For the Quarter Ended September 30, 2001


          All dollar amounts shown in this report are in U.S. dollars.

    This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.
 Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

                                TABLE OF CONTENTS

                                                                                   PAGE
                                                                                   ----
CORPORATE OVERVIEW

         The Company ...........................................................     1
         Board of Directors / Executive Officers / Research Coverage ...........     2
         Regional Offices / Investor Relations / Information Requests ..........     3


FINANCIAL HIGHLIGHTS

         Key Quarterly Financial Data ..........................................     4
         Consolidated Balance Sheets ...........................................     5
         Statements of Operations...............................................     6
         Statements of Cash Flow ...............................................     7
         FFO Statement..........................................................     8
         Same Store Results and Analysis .......................................     9
         Statements of EBITDA ..................................................    10
         Financial Ratios ......................................................    11
         Share and Operating Partnership Unit Data .............................    12
         Debt Capitalization Summary ...........................................    13-14
         Corporate Investment Information ......................................    15
         Unconsolidated Equity Investments .....................................    16


SEGMENT ANALYSIS

         Core Operating Properties
         -------------------------
         Current Summary of Operating Properties ...............................    17-20
         Occupancy Summary and Lease Roll-over Schedule ........................    21
         Operating Portfolio Lease Economics ...................................    22
         Top 25 Tenants by Rent ................................................    23
         Development
         -----------
         Development Activity by Market.........................................    24
         Land Held for Development Schedule ....................................    25

THE COMPANY
-----------


CarrAmerica Realty Corporation (the "Company") is a self-administered and self-managed equity real estate investment trust ("REIT"), organized under the laws of Maryland, which owns, develops, acquires and operates office properties. The Company's office properties are located primarily in 12 suburban markets across the United States.


CURRENT PORTFOLIO
-----------------
(consolidated, stabilized; as of 9/30/01)

254 Properties
20.3 Million Square Feet

(consolidated/unconsolidated; as of 9/30/01)

288 Properties
24.7 Million Square Feet


CARRAMERICA MISSION STATEMENT
-----------------------------

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.


UNSECURED SENIOR DEBT RATINGS
-----------------------------

Duff & Phelps:             BBB
Moody's:                   Baa2
Standard & Poor's:         BBB


WEIGHTED AVERAGE OCCUPANCY
--------------------------
(stabilized)

95.9% Consolidated Properties
96.0% All Properties


REGIONAL DISTRIBUTION
---------------------
(stabilized; as of 9/30/01)


                                    Based on            Based on Square
                                       NOI                  Footage
                                    -----------         -------------
Pacific region                        51.91%                  49.63%
Eastern region                        25.56%                  23.18%
Central region                        14.28%                  17.08%
Mountain region                        8.25%                  10.11%


TOP 5 MARKETS
-------------
(stabilized; as of 9/30/01)

                                         % of NOI    % of Sq. Ft.
                                       ----------  ---------------
San Francisco Bay Area                      31.75            26.64
Washington DC Metro                         19.60            14.45
Dallas                                       7.47             7.95
Seattle                                      6.65             7.41
Orange Country/Los Angeles                   6.53             8.94
                                       ----------  ---------------
                                            72.00            65.39
                                       ==========  ===============

BOARD OF DIRECTORS
------------------

Thomas A. Carr
Chairman of the Board, President
and Chief Executive Officer
CarrAmerica Realty Corporation

Ronald Blankenship
Vice Chairman and Chief Operating Officer
Security Capital Group Incorporated

Andrew F. Brimmer
President
Brimmer & Company Inc.

Oliver T. Carr, Jr.
Chairman of the Board
The Oliver Carr Company

A. James Clark
Chairman of the Board and President
Clark Enterprises, Inc.

Timothy Howard
Executive Vice President and
Chief Financial Officer
Fannie Mae

Caroline S. McBride
Managing Director
Security Capital Global Strategic Group, Inc.

William D. Sanders
Chairman
Security Capital Group Incorporated

Wesley S. Williams, Jr.
Partner
Covington & Burling

EXECUTIVE OFFICERS
------------------

Thomas A. Carr
President & Chief Executive Officer

Philip L. Hawkins
Chief Operating Officer

Richard F. Katchuk
Chief Financial Officer

Karen B. Dorigan
Chief Investment Officer

RESEARCH COVERAGE
-----------------

Lee Schalop/Alexis Hughes
Bank of America Securities
(212) 847-5677/(212) 847-5705

Louis Taylor
Deutsche Banc Alex. Brown
(212) 469-4912

Christopher Haley/Donald Fandetti
First Union
(443)263-6773/(443) 263-6537

James Kammert
Goldman, Sachs & Company
(212) 855-0670

John Lutzius/Elizabeth Morse
Green Street Advisors
(949) 640-8780

David Fick/Ken Weinberg
Legg Mason Wood Walker
(410) 454-5018/(410) 454-5175

David Harris
Lehman Brothers
(212) 526-5702

Steve Sakwa/Brian Legg
Merrill Lynch & Company, Inc.
(212) 449-0335/(212) 449-1153

Greg Whyte
Morgan Stanley Dean Witter
(212) 761-6331

Jim Sullivan/Mike Marron
Prudential Securities
(212) 778-2515/(212) 778-1774

Jonathan Litt/Gary Boston
Salomon Smith Barney
(212) 816-0231/(212) 816-1383

CORPORATE HEADQUARTERS
----------------------

1850 K Street, N.W. Suite 500
Washington, D.C. 20006
(202) 729-1000

REGIONAL OFFICES
----------------

Atlanta, Georgia
J. Thad Ellis, Regional Managing Director

Austin, Texas
Jeffrey S. Pace, Regional Managing Director

Chicago, Illinois
Gerald J. O'Malley, Regional Managing Director

Dallas, Texas
William Vanderstraaten, Regional Managing Director

Denver, Colorado
William Krokowski, Regional Managing Director

Northern California
Leah N. Segawa, Regional Managing Director

Phoenix, Arizona
Robert Milkovich, Regional Managing Director

Salt Lake City
William Krokowski, Regional Managing Director

Seattle/Portland
Clete Casper, Regional Managing Director

Southern California
Malcolm O'Donnell, Regional Managing Director

Washington, D.C.
John Donovan, Regional Managing Director

STOCK EXCHANGE LISTINGS
-----------------------

New York Stock Exchange

TRADING SYMBOL
--------------

CRE

INVESTOR RELATIONS
------------------

CarrAmerica Realty Corporation
1850 K Street, N.W.
Washington, D.C. 20006
Telephone: (202) 729-1000
Fax:  (202) 729-1060

CONTACT
-------

Stephen M. Walsh
Senior Vice President, Capital Markets
Telephone: (202) 729-1764
E-mail: swalsh@carramerica.com
        ----------------------

INFORMATION REQUEST
-------------------

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

                      Investor Relations at (202) 729-7518
                      Or 1 (800) 417-2277
                      swalsh@carramerica.com

                                                                  CarrAmerica(R)
                                         PLEASE VISIT OUR CORPORATE WEB SITE AT:
                                         ---------------------------------------
                                                             www.carramerica.com
                                                             -------------------

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                          Key Quarterly Financial Data

--------------------------------------------------------------------------------

($ and shares in thousands)
                                                        9/30/01           6/30/01          3/31/01         12/31/00        9/30/00
                                                  ----------------------------------------------------------------------------------
Shares and Units:
----------------
Common Shares                                              62,488            62,082           62,080          65,018         65,759
Outstanding OP Units (a)                                    5,991             6,065            6,065           6,088          6,480
Convertible Preferred Shares                                   80                80              480             480            480
Combined Shares and OP Units (a)                           68,559            68,227           68,625          71,586         72,719
Weighted Average - Basic                                   62,266            61,840           63,186          65,152         65,987
Weighted Average - Diluted                                 69,996            69,494           70,678          73,432         74,767

Share Price:
-----------
At the End of the Period                            $       29.96     $       30.50    $       28.53   $       31.31   $      30.25
High During Period                                          33.29             30.69            30.88           31.50          30.75
Low During Period                                           27.78             27.00            27.83           28.80          27.44

Capitalization Summary (continuing operations):
----------------------------------------------
Market Value of Common Equity                       $   2,054,028     $   2,080,924    $   1,957,871   $   2,241,357   $  2,199,750
Preferred Equity                                          400,000           400,000          400,000         400,000        400,000
Total Debt                                              1,111,239         1,109,778        1,253,095       1,211,158      1,215,710
Total Market Capitalization                             3,565,267         3,590,702        3,610,966       3,852,695      3,815,460
Total Debt/Total Market Capitalization                       31.2%             30.9%            34.7%           31.4%          31.9%

Financial Information (continuing opertions):
--------------------------------------------
Total Assets                                        $   2,824,511     $   2,821,172    $   2,988,347   $   3,072,841   $  3,112,140
Book Value of Real Estate Assets (before
  accumulated depreciation)                             2,914,030         2,889,703        2,852,199       2,909,604      3,015,812
Total Liabilities                                       1,207,584         1,204,448        1,352,662       1,336,448      1,346,789
Total Minority Interest (including OP)                     84,433            85,993           88,042          89,687         90,455
Total Shareholders' Equity                              1,532,494         1,530,731        1,547,643       1,646,706      1,674,896

Total Operating Revenues                                  133,444           133,526          133,926         132,669        139,357
Property NOI                                               87,844            85,340           82,181          82,942         91,912
Property Operating Margin                                    69.3%             68.9%            66.4%           66.7%          69.8%
EBITDA                                                     85,552            87,801           82,375          83,765         90,094
EBITDA Per Share - Basic                                     1.37              1.42             1.30            1.29           1.37
EBITDA Per Share - Diluted                                   1.22              1.26             1.17            1.14           1.20
Interest Coverage Ratio (c)                                   4.3               4.2              4.0             3.9            3.6
Interest Coverage Ratio (d)                                   4.2               3.8              3.6             3.5            3.3
Fixed Charge Coverage Ratio (c)                               2.5               2.6              2.5             2.4            2.5
Fixed Charge Coverage Ratio (d)                               2.5               2.4              2.4             2.3            2.3
Adjusted Funds From Operations (b, e)                      57,068            58,665           54,637          55,138         56,348
Dividends Declared                                         0.4625            0.4625           0.4625          0.4625         0.4625
FFO Payout Ratio - Diluted (b)                               56.4%             55.1%            60.1%           61.7%          61.7%
Net-Straight Line Revenue/Expense Adjustment                3,096             2,897            2,366           3,844          3,168

Portfolio Size (including unconsolidated
----------------------------------------
properties):
-----------
Buildings                                                     288               287              283             283            284
Total Square Footage (in thousands)                        24,703            24,272           23,597          23,914         24,569
Current Weighted Average Occupancy                           96.0%             97.2%            97.0%           97.7%          97.5%

(a) Operating partnership
(b) See page 8 for definitions of Funds from Operations (FFO)
(c) Excluding covering capitalized interest
(d) Including covering capitalized interest
(e) Represents diluted Funds from Operations (FFO)

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                           Consolidated Balance Sheets

--------------------------------------------------------------------------------
(In thousands)

                                                       September 30,    December 31,
                                                            2001            2000
                                                       -------------  --------------
                                                         (unaudited)
Assets
------
Rental property
      Land                                             $    648,171   $     644,326
      Buildings                                           1,851,016       1,836,214
      Tenant improvements                                   351,642         325,936
      Furniture, fixtures and equipment                       3,705           6,844
                                                       -------------  --------------
                                                          2,854,534       2,813,320
      Less: Accumulated depreciation                       (450,661)       (381,260)
                                                       -------------  --------------
          Net rental property                             2,403,873       2,432,060
Land held for future development or sale                     45,311          47,984
Construction in progress                                     14,185          48,300
Cash and cash equivalents                                     8,831          24,704
Restricted deposits                                           5,083          39,482
Accounts and notes receivable                                31,127          70,693
Investments in unconsolidated entities                      156,382         269,193
Accrued straight-line rents                                  63,073          54,960
Tenant leasing costs, net                                    53,163          54,522
Deferred financing costs, net                                 9,088          11,311
Prepaid expenses and other assets, net                       34,395          19,632
                                                       -------------  --------------
                                                       $  2,824,511   $   3,072,841
                                                       =============  ==============

Liabilities and Stockholders' Equity
------------------------------------
Liabilities:
      Mortgages and notes payable                      $  1,111,239   $   1,211,158
      Accounts payable and accrued expenses                  69,967          96,147
      Rent received in advance and security deposits         26,378          29,143
                                                       -------------  --------------
                                                          1,207,584       1,336,448

Minority interest                                            84,433          89,687

Stockholders' equity:
      Preferred stock                                            89              93
      Common stock                                              626             650
      Additional paid in capital                          1,663,850       1,755,985
      Cumulative dividends in excess of net income         (132,071)       (110,022)
                                                       -------------  --------------
                                                          1,532,494       1,646,706
                                                       -------------  --------------

Commitments and contingencies

                                                       $  2,824,511   $   3,072,841
                                                       =============  ==============

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Consolidated Statements of Operations
-------------------------------------------------------------------------------
(In thousands, except per share amounts)

                                                                      Three Months Ended               Nine Months Ended
                                                                        September 30,                    September 30,
                                                                  ---------------------------      ------------------------------
                                                                     2001             2000             2001              2000
                                                                  ----------       ----------      -----------       ------------
                                                                          (unaudited)                       (unaudited)
Revenues:
   Rental income (1):
      Minimum base rent                                            $ 108,127        $ 112,302        $ 320,139       $    341,485
      Recoveries from tenants                                         14,715           15,389           43,439             49,728
      Parking and other tenant charges                                 3,920            3,999           10,796             16,229
                                                                   ---------        ---------        ---------        -----------
         Total rental revenue                                        126,762          131,690          374,374            407,442
   Real estate service income
                                                                       6,682            7,667           26,522             17,920
                                                                   ---------        ---------        ---------        -----------
         Total operating revenues                                    133,444          139,357          400,896            425,362
                                                                   ---------        ---------        ---------        -----------

Operating expenses:
   Property expenses:
      Operating expenses                                              30,158           29,750           90,632             93,962
      Real estate taxes                                                8,760           10,028           28,377             34,546
   Interest expense                                                   20,091           24,772           62,087             76,777
   General and administrative                                         10,844           12,282           37,184             34,055
   Depreciation and amortization                                      33,077           31,847           94,722             99,166
                                                                   ---------        ---------        ---------        -----------
         Total operating expenses                                    102,930          108,679          313,002            338,506
                                                                   ---------        ---------        ---------        -----------
         Real estate operating income                                 30,514           30,678           87,894             86,856

Other income:
   Interest income                                                       641              602            2,768              2,352
   Equity in earnings of unconsolidated entities                       1,229            2,195            8,257              4,911
                                                                   ---------        ---------        ---------        -----------
         Total other income                                            1,870            2,797           11,025              7,263
                                                                   ---------        ---------        ---------        -----------

         Income from continuing operations
         before income taxes, minority
         interest and gain on sale of assets
         and other provisions, net                                    32,384           33,475           98,919             94,119
Income taxes                                                            (713)               -             (947)                 -
Minority interest                                                     (2,755)          (3,747)          (7,284)            (9,155)
Gain on sale of assets and other provisions, net                          28           20,182            1,082             27,923
                                                                   ---------        ---------        ---------        -----------
         Income from continuing operations                            28,944           49,910           91,770            112,887

Discontinued operations - Income from
   operations of discontinued Executive
   Suites subsidiary (less applicable
   income tax expense)                                                     -                -                -                456

Discontinued operations - Gain on sale of
   discontinued operations (less applicable income
   tax expense of $21,131)                                                 -                -                -             31,852
                                                                   ---------        ---------        ---------        -----------
Net income                                                         $  28,944        $  49,910        $  91,770       $    145,195
                                                                   =========        =========        =========        ===========
   Basic net income per share:
      Net income from continuing operations                        $    0.33        $    0.62        $    1.05        $      1.29
      Discontinued operations                                              -                -                -               0.01
      Gain on discontinued operations                                      -                -                -               0.48
                                                                   ---------        ---------        ---------        -----------
      Net income                                                   $    0.33        $    0.62        $    1.05        $      1.78
                                                                   =========        =========        =========        ===========

   Diluted net income per share:
      Net income from continuing operations                        $    0.32        $    0.60        $    1.03        $      1.28
      Discontinued operations                                              -                -                -               0.01
      Gain on discontinued operations                                      -                -                -               0.47
                                                                   ---------        ---------        ---------        -----------
      Net income                                                   $    0.32        $    0.60        $    1.03        $      1.76
                                                                   =========        =========        =========        ===========

NOTE: (1) Rental income includes $3,096 and $3,168 of accrued straight line rents for the three months periods ended September 30, 2001 and 2000, respectively, and $8,359 and $9,634 of accrued straight line rents for the nine months periods ended September 30, 2001 and 2000, respectively.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Consolidated Statements of Cash Flow

--------------------------------------------------------------------------------

(Unaudited and in thousands)
                                                                                             Nine Months Ended
                                                                                               September 30,
                                                                                     ---------------------------------
                                                                                         2001                 2000
  Cash flow from operating activities:
     Net income                                                                      $    91,770          $    145,195
     Adjustments to reconcile net income to net cash provided by operating activities:
        Depreciation and amortization                                                     94,722                99,166
        Minority interest                                                                  7,284                 9,155
        Equity in earnings of unconsolidated entities                                     (8,257)               (4,911)
        Gain on sale of assets and other provisions                                       (3,101)              (27,923)
        Income and gain on sale of discontinued operations                                     -               (32,308)
        Provision for uncollectible accounts                                               4,667                 1,431
        Stock based compensation                                                           2,296                 1,640
        Other                                                                               (179)               (2,084)
     Change in assets and liabilities:
        Decrease (increase) in accounts receivable                                        17,884                (2,268)
        Increase in accrued straight-line rents                                           (9,301)               (5,837)
        Additions to tenant leasing costs                                                 (9,054)              (10,966)
        Increase in prepaid expenses and other assets                                    (17,543)              (11,789)
        Decrease in accounts payable and accrued expenses                                (25,080)               (2,766)
        (Decrease) increase in rent received in advance and security deposits             (2,233)                   66
                                                                                     -----------          ------------
            Total adjustments                                                             52,105                10,606
                                                                                     -----------          ------------
            Net cash provided by operating activities                                    143,875               155,801
                                                                                     -----------          ------------
  Cash flows from investing activities:
     Acquisition and development of rental property                                      (32,497)              (71,627)
     Additions to land held for development or sale                                      (36,421)              (19,268)
     Additions to construction in progress                                               (28,050)              (68,335)
     Acquisitions and development of executive suites assets                                   -                (6,678)
     Payments on notes receivable                                                         16,542                     -
     Issuance of notes receivable                                                           (465)                 (139)
     Distributions from unconsolidated entities                                           89,766                 5,811
     Investments in unconsolidated entities                                              (12,244)              (15,407)
     Acquisition of minority interest                                                     (4,903)               (4,025)
     Decrease (increase) in restricted cash and cash equivalents                          34,399                (3,928)
     Proceeds from the sale of discontinued operations                                         -               377,310
     Proceeds from sales of properties                                                   101,351               325,174
                                                                                     -----------          ------------
            Net cash provided by investing activities                                    127,478               518,888
                                                                                     -----------          ------------
  Cash flows from financing activities:
     Repurchase of common stock                                                         (119,210)              (60,256)
     Exercises of stock options                                                           26,541                20,713
     Net repayments on unsecured credit facility                                         (62,000)             (367,500)
     Payment of senior unsecured notes                                                         -              (150,000)
     Net repayments of mortgages payable                                                 (38,041)              (24,259)
     Proceeds from mortgages                                                              26,628                     -
     Dividends and distributions to minority interests                                  (121,144)             (127,140)
     Contributions from minority interests                                                     -                 2,302
                                                                                     -----------          ------------
            Net cash used by financing activities                                       (287,226)             (706,140)
                                                                                     -----------          ------------
            Decrease in unrestricted cash and cash equivalents                           (15,873)              (31,451)
  Unrestricted cash and cash equivalents, beginning of the period                         24,704                51,886
                                                                                     -----------          ------------
  Unrestricted cash and cash equivalents, end of the period                          $     8,831          $     20,435
                                                                                     ===========          ============
  Supplemental disclosure of cash flow information:
     Cash paid for interest (net of capitalized interest of $4,383 and
       $10,046 for the nine months ended September 30, 2001 and 2000,
       respectively)                                                                 $    62,232          $     72,237
                                                                                     ===========          ============

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                              Funds From Operations

--------------------------------------------------------------------------------

  The National Association of Real Estate Investment Trusts (NAREIT) defines funds from operations ("FFO") as net income (loss) (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring or sales of property, plus depreciation and amortization of assets uniquely significant to the real estate industry and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. NAREIT's definition for FFO excludes discontinued operations, however, the Company has elected to calculate FFO from discontinued operations, the Company's executive suites business which was sold in 2000. FFO for discontinued operations includes executive suites earnings before depreciation, amortization and deferred taxes ("EBDADT").

     (In thousands, except per share amounts)                                       Three Months Ended         Nine Months Ended
                                                                                       September 30,             September 30,
                                                                                 ------------------------    ----------------------
                                                                                   2001           2000         2001         2000
                                                                                 ---------      ---------    ---------   ----------
     Net income from continuing operations before minority interest:             $  31,699      $  53,657    $  99,054   $  122,042

     Adjustments to derive funds from continuing operations:
       Add:   Depreciation and amortization - REIT properties                       31,551         30,147       90,713       94,280
              Depreciation and amortization - Equity properties                      2,676          1,592        7,971        3,281
       Deduct:
              Minority interests' (non Unitholders) share of
                depreciation, amortization and net income                             (213)          (248)        (714)        (722)
              Gain on sale of assets and other provisions, net                         (28)       (20,182)      (1,082)     (27,923)
                                                                                 ---------      ---------    ---------   ----------
     FFO from continuing operations before allocations to minority Unitholders      65,685         64,966      195,942      190,958
     Less: FFO allocable to the minority Unitholders                                (4,596)        (4,000)     (12,940)     (12,230)
                                                                                 ---------      ---------    ---------   ----------
     CarrAmerica Realty Corporation's FFO from continuing operations                61,089         60,966      183,002      178,728
     Less: Preferred stock dividends                                                (8,655)        (8,842)     (26,050)     (26,364)
                                                                                 ---------      ---------    ---------   ----------
     CarrAmerica Realty Corporation's FFO from continuing operations
       attributable to common shares                                                52,434         52,124      156,952      152,364
     Discontinued operations                                                             -              -            -       13,368
     Gain on sale of discontinued operations                                             -              -            -       31,852
                                                                                 ---------      ---------    ---------   ----------
     CarrAmerica Realty Corporation's FFO attributable to common shares          $  52,434      $  52,124    $ 156,952   $  197,584
                                                                                 =========      =========    =========   ==========

     Weighted average common shares outstanding:
       Basic                                                                        62,266         65,987       62,403       66,603
       Diluted                                                                      69,996         74,767       70,226       74,544

     Basic funds from operations per common share:
       Funds from continuing operations                                          $    0.84      $    0.79    $    2.52   $     2.29
       Funds from discontinued operations                                                -              -            -         0.20
       Funds from sale of discontinued operations                                        -              -            -         0.48
                                                                                 ---------      ---------    ---------   ----------
          Total funds from operations                                            $    0.84      $    0.79    $    2.52   $     2.97
                                                                                 =========      =========    =========   ==========

     Diluted funds from operations per common share:
       Funds from continuing operations                                          $    0.82      $    0.75    $    2.43   $     2.22
       Funds from discontinued operations                                                -              -            -         0.18
       Funds from sale of discontinued operations                                        -              -            -         0.43
                                                                                 ---------      ---------    ---------   ----------
          Total funds from operations                                            $    0.82      $    0.75    $    2.43   $     2.83
                                                                                 =========      =========    =========   ==========

     CarrAmerica Realty Corporation
     FFO attributed to common share from continuing operations                   $  52,434      $  52,124    $ 156,952   $  152,364
     Series A Preferred share dividends                                                 38            224          478          698
     Minority interest from convertible partnership units                            4,596          4,000       12,940       12,231
                                                                                 ---------      ---------    ---------   ----------
     Adjusted FFO attributable to common shares from continuing operations       $  57,068      $  56,348    $ 170,370   $  165,293
                                                                                 =========      =========    =========   ==========

     Weighted average common shares outstanding - Basic                             62,266         65,987       62,403       66,603
     Weighted average conversion of Series A Preferred shares                           80            480          316          500
     Weighted average conversion of operating partnership units                      6,038          6,480        6,056        6,480
     Incremental options                                                             1,612          1,820        1,451          961
                                                                                 ---------      ---------    ---------   ----------
     Adjusted weighted average common shares - Diluted                              69,996         74,767       70,226       74,544
                                                                                 =========      =========    =========   ==========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                      Same Store Operating Property Results

--------------------------------------------------------------------------------

(In thousands)
                                                   Three Months Ended             %            Nine Months Ended             %
                                                      September 30,             Change           September 30,             Change
                                              ----------------------------     --------   ----------------------------    --------
                                                 2001             2000                       2001             2000
                                              -----------      -----------                -----------      -----------
    Real estate operating revenue             $   113,058      $   108,031         4.7%   $   325,118      $   312,024        4.2%
    Real estate operating expenses                 39,280           35,736         9.9%       105,564           97,355        8.4%
                                              -----------      -----------                -----------      -----------
    Total real estate operating income
       - GAAP basis                           $    73,778      $    72,295         2.1%   $   219,554      $   214,669        2.3%
                                              ===========      ===========                ===========      ===========
    Straight-line rent adjustment                   2,641            2,032        30.0%         5,940            5,896        0.7%
                                              -----------      -----------                -----------      -----------
    Total real estate operating income
       - Cash basis                           $    71,137      $    70,263         1.2%   $   213,614      $   208,773        2.3%
                                              ===========      ===========                ===========      ===========

    YTD average occupancy                            96.5%            97.8%       -1.3%          96.4%            97.8%      -1.4%
                                              ===========      ===========                ===========      ===========

    Same store square footage                  18,137,141                                  17,468,865
                                              ===========                                 ===========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                              Statements of EBITDA

--------------------------------------------------------------------------------

(In thousands)
                                                          Three Months Ended             Nine Months Ended
                                                             Sepember 30,                   Sepember 30,
                                                       -------------------------     -------------------------
                                                          2001           2000           2001           2000
                                                       ----------     ----------     ----------     ----------
 CONTINUING OPERATIONS:
       Revenues:
           Rental income                               $  126,762     $  131,690      $ 374,374     $  407,442
           Real estate service income                       6,682          7,667         26,522         17,920
           Other income (1)                                 1,870          2,797         11,025          7,263
                                                       ----------     ----------     ----------     ----------
                   Total revenue                          135,314        142,154        411,921        432,625
                                                       ----------     ----------     ----------     ----------

       Operating expenses:
           Property operating expenses:
               Operating expenses                          30,158         29,750         90,632         93,962
               Real estate taxes                            8,760         10,028         28,377         34,546
           General and administrative                      10,844         12,282         37,184         34,055
                                                       ----------     ----------     ----------     ----------
                   Total operating expenses                49,762         52,060        156,193        162,563
                                                       ----------     ----------     ----------     ----------

       EBITDA from continuing operations               $   85,552     $   90,094     $  255,728     $  270,062
                                                       ==========     ==========     ==========     ==========

(1) Excludes gain on sale of assets and other provisions, net

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                                Financial Ratios

--------------------------------------------------------------------------------

Financial Position Ratios for Continuing Operations:
----------------------------------------------------

                                                                                     Sept. 30,            Dec. 31,
                                                                                        2001               2000
                                                                                   ------------         ----------
Total Debt/Total Capitalization (Book Value)                                               42.0%             42.4%
Total Debt/Total Capitalization (Market)                                                   31.2%             31.4%

Operating Ratios for Continuing Operations:
-------------------------------------------

                                                                         Three Months Ended                Nine Months Ended
                                                                            September 30,                    September 30,
                                                                     ----------------------------       -------------------------

                                                                        2001           2000                2001          2000
                                                                     ------------  --------------       -----------   -----------
Secured EBITDA/Total EBITDA                                                 30.5%           35.2%            31.3%         34.8%

Interest Coverage (1)
      Excluding covering capitalized interest                               4.26            3.65             4.12          3.51
      Covering capitalized interest                                         4.15            3.27             3.85          3.11

Fixed charge coverage
      Excluding covering capitalized interest                               2.50            2.52             2.51          2.40
      Covering capitalized interest                                         2.46            2.34             2.41          2.20

Diluted FFO Payout Ratio (2)                                                56.4%           61.7%            57.1%         62.5%

G&A as a % of Revenue (3)                                                    8.0%            8.8%             9.0%          8.0%


NOTES:

(1) Calculated as EBITDA before minority interests allocation, extraordinary items, and nonrecurring charges divided by interest expense for the period.
(2)  Dividends paid per common share divided by diluted FFO per share.
(3) Excludes gains on sales of assets. Includes interest income and equity on earnings of unconsolidated entities.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                    Share and Operating Partnership Unit Data

--------------------------------------------------------------------------------

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding at September 30, 2001 and December 31, 2000, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership Units outstanding for the quarter ended September 30, 2001 and 2000. The non-dividend paying Units are not entitled to any distributions until they convert into dividend paying Units on fixed dates in the future.


(In thousands)
                                                                      CarrAmerica
                                                                  Realty Corporation
                                              CarrAmerica              Series A
                                           Realty Corporation         Convertible             Dividend Paying      Non-Dividend
                                             Common Shares         Preferred Shares                Units           Paying Units
                                              Outstanding           Outstanding (a)           Outstanding (b)      Outstanding
                                          --------------------   ---------------------     --------------------  ----------------
Outstanding as of
      September 30, 2001                              62,488                     80                      5,812              179
      December 31, 2000                               65,018                    480                      5,820              432

Weighted average for the three
      months ended September 30,
      2001                                            62,266                     80                      5,828              211
      2000                                            65,987                    480                      6,182              298

Weighted average for the nine
      months ended September 30,
      2001                                            62,403                    316                      5,807              249
      2000                                            66,603                    500                      6,092              388


Notes:
(a) Series A Preferred shares are convertible into common shares on a one-for-one basis.
(b) Operating partnership Units are convertible into cash or common shares on a one-for-one basis.
(c) The Company has the following Cumulative Redeemable Preferred shares outstanding which are not included in the table above:

              Series B       8,000,000 Shares
              Series C       6,000,000 Shares
              Series D       2,000,000 Shares

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                           Debt Capitalization Summary
--------------------------------------------------------------------------------

($ in thousands)
                                                                              Principal       Interest         Maturity
Description of Notes/Lender                Property                          Outstanding       Rate              Date
---------------------------                --------                          ----------       ----              ----
Techmart Commercial Ctr                   Techmart Commercial Ctr. (Note 5)          105         N/A               N/A
Manufacturers Life                        Quorum North                             6,271        8.27%         10-Dec-01
NY Life                                   NELO (Note 2)                           38,135        8.25%         10-Dec-01
NML                                       Square 24 Associates (Note 4)           29,654        8.90%         01-Jun-02
Union Bank of California                  Jaycor                                  11,039        7.35%         01-Feb-03
GE Capital                                Parkway North                           24,164        6.92%         01-Dec-03
Sun Life Assurance Company of Canada      Tract 17/Canyon Park Commons             4,986        9.13%         01-Dec-04
UBS Mortgage Finance Inc.                 U.S. West                               17,447        7.92%         01-Dec-05
UBS Mortgage Finance Inc.                 U.S. West                                5,037        7.92%         01-Dec-05
UBS Mortgage Finance Inc.                 U.S. West                                7,555        7.92%         01-Dec-05
UBS Mortgage Finance Inc.                 U.S. West                                7,555        7.92%         01-Dec-05
Salomon Brothers                          Redmond East                            26,254        8.38%         01-Jan-06
State Farm                                Peterson (Note 3)                       18,906        7.20%         01-Jan-06
Farm Bureau Life Insurance Co.            Wateridge Pavilion                       3,327        8.25%         01-Nov-06
Teachers Ins. and Ann. Assoc. of Amer     Wasatch Corporate Center                12,080        8.15%         02-Jan-07
Metropolitan Life Insurance Company       2600 West Olive                         18,975        6.75%         01-Jan-09
Midland Loan Services                     Palomar Oaks                             9,677        8.85%         01-Apr-09
Northwest Mutual                          1255 23rd St (Note 1)                   38,101        8.12%         01-Apr-09
Northwest Mutual                          1730 Penn, I Square (Note 1)           182,948        8.12%         01-Apr-09
GE Capital                                South Coast                             14,927        7.13%         10-Jun-09
Riggs                                     1775 Penn-Riggs                         11,766        7.63%         01-Sep-29
Business Men's Assurance Co.              Sorenson - Bus. Men's Assur.             2,253        7.75%         01-Jul-11
Berkshire Life Insurance Co.              Sorenson - Berkshire                     1,536        8.88%         01-May-17
Aid Association for Lutherans             1747 Penn                               14,139        9.50%         10-Jul-17
Aid Association for Lutherans             900 19th St/Pres. Plaza                 15,402        8.25%         15-Jul-19
                                                                             -----------------------
                                                                             $   522,239        8.04%
                                                                             ===========      ======

                                                                                                                         2005 &
Description of Notes/Lender                           Property                 2001        2002      2003       2004   Thereafter
---------------------------                           --------                 ----        ----      ----       ----   ----------
Techmart Commercial Ctr.                  Techmart Commercial Ctr. (Note 5) $      5    $     48  $     48   $      4  $        -
Manufacturers Life                        Quorum North                         6,271           -         -          -           -
NY Life                                   NELO (Note 2)                       38,135           -         -          -           -
NML                                       Square 24 Associates (Note 4)          682      28,972         -          -           -
Union Bank of California                  Jaycor                                 178         746    10,115          -           -
GE Capital                                Parkway North                            -           -    24,164          -           -
Sun Life Assurance Company of Canada      Tract 17/Canyon Park Commons            65         276       302      4,343           -
UBS Mortgage Finance Inc.                 U.S. West                              834       3,615     3,980      4,363       4,655
UBS Mortgage Finance Inc.                 U.S. West                              236       1,046     1,188      1,343       1,224
UBS Mortgage Finance Inc.                 U.S. West                              354       1,569     1,782      2,014       1,836
UBS Mortgage Finance Inc.                 U.S. West                              354       1,569     1,782      2,014       1,836
Salomon Brothers                          Redmond East                           113         477       519        564      24,581
State Farm                                Peterson (Note 3)                      192         805       865        929      16,115
Farm Bureau Life Insurance Co.            Wateridge Pavilion                      16          68        73         80       3,090
Teachers Ins. and Ann. Assoc. of Amer.    Wasatch Corporate Center                59         249       270        293      11,209
Metropolitan Life Insurance Company       2600 West Olive                          -           -         -          -      18,975
Midland Loan Services                     Palomar Oaks                            42         179       196        214       9,046
Northwest Mutual                          1255 23rd St (Note 1)                  123         519       563        610      36,286
Northwest Mutual                          1730 Penn, I Square (Note 1)           587       2,473     2,681      2,907     174,300
GE Capital                                South Coast                             56         235       252        270      14,114
Riggs                                     1775 Penn-Riggs                         31         129       139        150      11,317
Business Men's Assurance Co.              Sorenson - Bus. Men's Assur.            38         162       175        189       1,689
Berkshire Life Insurance Co.              Sorenson - Berkshire                    12          49        53         58       1,364
Aid Association for Lutherans             1747 Penn                               97         414       455        500      12,673
Aid Association for Lutherans             900 19th St/Pres. Plaza                 97         408       443        481      13,973
                                                                            --------    --------  --------   --------  -----------
                                                                            $ 48,577    $ 44,008  $ 50,045   $ 21,326  $  358,283
                                                                            ========    ========  ========   ========  ==========


Note 1: Secured by International Square, 1730 Pennsylvania Avenue and 1255 23rd Street.
Note 2: Balance secured by Valley Business Park II and 3745 North First St.
Note 3: Secured by Century Springs West, Glenridge, Midori, Lakewood and
        Parkwood.
Note 4: Secured by Sunnyvale Technology Center, Highland Corporate Center, and Hacienda West
Note 5: Capital lease

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Debt Capitalization Summary - continued

--------------------------------------------------------------------------------
($ In thousands)
Unsecured Bonds Payable

                                                                                              Principal Maturity
                                                                   -----------------------------------------------------------------
                                Principal    Interest   Maturity                                                           2005 &
                               Outstanding     Rate       Date          2001         2002       2003        2004       Thereafter
                               ------------    ----       ----          ----         ----       ----        ----       ----------
7.200% Notes due 2004           $   150,000    7.200%   1-Jul-04      $       -   $       -   $       -   $ 150,000   $         -
                                ===========                           =========   =========   =========   =========   ===========
7.375% Notes due 2007           $   125,000    7.375%   1-Jul-07      $       -   $       -   $       -   $       -   $    125,000
                                ===========                           =========   =========   =========   =========   ============
6.625% Notes due 2005           $   100,000    6.625%   1-Mar-05      $       -   $       -   $       -   $       -   $    100,000
                                ===========                           =========   =========   =========   =========   ============
6.875% Notes due 2008           $   100,000    6.875%   1-Mar-08      $       -   $       -   $       -   $       -   $    100,000
                                ===========                           =========   =========   =========   =========   ============

Unsecured Line of Credit                                                Amount                              Amount
------------------------
                                                                     Outstanding                         Outstanding
                                Available    Interest  Maturity       Beginning                              End
Lender                          Commitment     Rate      Date          of Year     Advances   Repayments   of Month
------                          ----------     ----      ----          -------     --------   ----------   --------
Morgan Guaranty Trust/1/                N/A   L+.700%     N/A         $ 176,000   $ 119,000   $ 295,000   $       -
                                -----------                           =========   =========   =========   =========
JP Morgan Chase                 $   386,000   L+.700%  28-Jun-04      $       -   $ 188,653   $  74,653   $ 114,000
                                ===========                           =========   =========   =========   =========

Note:  LIBOR at 9/30/01 was as follows:
       30 day                 2.64%
       90 day                 2.60%
       180 day                2.53%

/1/  Retired June 2001

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                               Investment Balances

--------------------------------------------------------------------------------


                                                          Investment Balance
                              Accounting    Percentage    as of Sept. 30, 2001
                                Method      Ownership           ($000)
                             ------------  ------------  ---------------------
Carr Office Park LLC            Equity               35%                53,773
HQ Global Workplaces             Cost                16%                42,249
1919 Pennsylvania Assoc.        Equity               49%                17,873
1201 F Street                   Equity               35%                 9,363
1717 Pennsylvania               Equity               50%                 7,535
300 W. Sixth Street             Equity               20%                 6,948
Custer Court                    Equity               49%                 3,455
CC JM II                        Equity               50%                 3,089
799 9th Street                  Equity               40%                 2,971
575 7th Street                  Equity               30%                 2,907
AgilQuest                        Cost                15%                 2,750
WCM JV                          Equity               16%                 1,800
essention                        Cost                15%                 1,669

                                                                       156,382

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                        Unconsolidated Equity Investments
             As of and for the nine months ended September 30, 2001

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                               Carr
                                         1717    Custer      1201      300 W.       799       Office              1919      575
($ in thousands)              CC JM      Penn     Court       St.     Sixth St.    9th St.     Park      WCM JV   Assoc.   Seventh
                             --------  --------  -------   --------  ----------  ----------   --------   -------  -------  --------
Equity Investment/1/            1,460    10,382    2,702     10,455       6,551       3,000     75,164     1,588   16,188     3,886

Loans Payable/2/               10,338    12,128    3,152     13,914       4,122      13,252     78,625         -   40,257         -

Percentage Ownership               50%       50%      49%        35%         20%         40%        35%       16%      49%       30%


Total revenue                   3,337     5,471      118      8,778           -           -     49,172       715   10,790         -
                             --------  --------  -------   --------  ----------  ----------   --------   -------  -------  --------

Expenses
   Operating expenses             650     2,035       60      2,484           -           -     17,345       104    3,143         -
   Interest expense             1,103     1,210       14      2,262           -           -      3,712         -    4,157         -
   Depreciation/amortization      868     1,737       24      2,056           -           -     14,511       310    1,805         -
                             --------  --------  -------   --------  ----------  ----------   --------   -------  -------  --------

     Total expenses             2,621     4,982       98      6,802           -           -     35,568       414    9,105         -
                             --------  --------  -------   --------  ----------  ----------   --------   -------  -------  --------

Net income                        716       489       20      1,976           -           -     13,604       301    1,685         -
                             ========  ========  =======   ========  ==========  ==========   ========   =======  =======  ========

CarrAmerica's share of net
      net income                  361       245       10        694           -           -      4,761        48      826         -
  GAAP adjustments/3/               -         -      (10)         -           -           -       (285 )     (56 )    (65 )        -
                             --------  --------  -------   --------  ----------  ----------   --------   -------  -------  --------

  Equity in earnings              361       245        -        694           -           -      4,476        (8 )    761         -
                             ========  ========  =======   ========  ==========  ==========   ========   =======  =======  ========

/1/ CarrAmerica's share of the investee's equity

/2/ CarrAmerica's percentage of investee's debt

/3/ Adjustments made to investee's net income for equity in earnings

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
   Current Summary of Portfolio Operating Properties As of September 30, 2001

--------------------------------------------------------------------------------

                                        Net Rentable
                                           Area in                      Number
                                           Square          Percent        of
                                           Feet/(1)/      Leased/(2)/  Buildings
                                        ------------      -----------  ---------
Consolidated Properties

EAST REGION
Downtown Washington, D.C.:
     International Square                  1,014,556          99.8%            3
     900 19th Street                         101,215          97.7%            1
     2550 M Street                           187,931         100.0%            1
     1730 Pennsylvania Avenue                229,377          99.6%            1
     1255 23rd Street                        306,395          96.4%            1
     1747 Pennsylvania Avenue                152,104          99.8%            1
     1775 Pennsylvania Avenue                143,981          97.5%            1
Suburban Washington, D.C.:
     One Rock Spring Plaza                   205,721          98.1%            1
     Sunrise Corporate Center                260,253         100.0%            3
     Reston Crossing East & West             327,788         100.0%            2
Atlanta, GA
     Glenridge                                64,603          96.7%            1
     Century Springs West                     95,074          78.0%            1
     Holcomb Place                            72,889         100.0%            1
     Midorn                                   99,691         100.0%            1
     Parkwood                                150,270          97.6%            1
     Lakewood                                 80,483          50.1%            1
     The Summit                              179,085         100.0%            1
     Spalding Ridge                          128,233          99.3%            1
     2400 Lake Park Drive                    100,918          77.0%            1
     680 Engineering Drive                    62,154          59.5%            1
     Embassy Row                             464,895          89.9%            3
     Embassy 100, 500                        190,470         100.0%            2
     Waterford Centre                         82,344          83.3%            1

          East Region Subtotal:            4,700,430          95.7%           31   23.2%

PACIFIC REGION
Southern California,
Orange County/Los Angeles
     Scenic Business Park                    138,076         100.0%            4
     Harbor Corporate Park                   151,924          93.0%            4
     Plaza PacifiCare                        104,377         100.0%            1
     Katella Corporate Center                 80,609          97.1%            1
     Warner Center                           343,486          99.7%           12
     South Coast Executive Center            161,692          65.7%            2
     Warner Premier                           61,553          64.3%            1
     Von Karman                              104,138         100.0%            1
     2600 W. Drive                           144,831         100.0%            1
     Bay Technology Center                   107,481         100.0%            2
     Pacific Corporate Plaza 1, 2, & 3       125,298         100.0%            3
     Alton Deere Plaza                       182,183          90.2%            6
     Westlake Spectrum                       108,084         100.0%            2

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
   Current Summary of Portfolio Operating Properties As Of September 30, 2001

--------------------------------------------------------------------------------

                                                        Net Rentable
                                                          Area in                        Number
                                                           Square         Percent          Of
                                                         Feet/(1)/      Leased/(2)/      Buildings
                                                       -------------    -----------   -------------
Sourthern California,
San Diego:
   Del Mar Corporate Plaza                                123,142         100.0%           2
   Wateridge Pavilion                                      62,194          73.5%           1
   Towne Center Technology Park 1,2,3                     182,120         100.0%           3
   Lightspan                                               64,800         100.0%           1
   La Jolla Spectrum 1 & 2                                156,653         100.0%           2
   Palomar Oaks Technology Park                           170,357         100.0%           6
   Jaycor                                                 105,358         100.0%           1
Highlands Corporate Center                                205,085          88.6%           5


Northern California
San Francisco Bay Area
   CarrAmerica Corporate Center                         1,004,670          99.8%           7
   Valley Business Park 1                                  67,784         100.0%           2
   Bayshore Centre 2                                       94,874         100.0%           1
   Rincon Centre                                          201,178         100.0%           3
   Valley Centre II                                       212,082         100.0%           4
   Valley Office Centre                                    68,881          96.4%           2
   Valley Centre                                          102,291         100.0%           2
   Valley Business Park II                                166,928         100.0%           6
   Rio robles                                             368,178         100.0%           7
   3745 North First Street                                 67,582         100.0%           1
   Baytech Business Park                                  300,000         100.0%           4
   3571 North First Street                                116,000         100.0%           1
   San Mateo Center I                                      70,000           0.0%           1
   Oakmeadk West Land A-G                                 425,981         100.0%           7
   San Mateo II & III                                     141,404          62.3%           2
   Hacienda West                                          208,590          93.8%           2
   Sunnyvale Technology Center                            165,520         100.0%           5
   Clarify Corporate Center 1, 2, 3, 4                    258,048         100.0%           4
   Valley Technology Center 1, 2, 3, 4, 5, 6 & 7          460,590         100.0%           7
   Golden Gateway Commons                                 273,801          95.3%           3
   Techmart Commerce Center                               252,454          97.6%           1
   Freemont Technology Park 1, 2, 3                       139,304         100.0%           3
   Ellis @ Middlefield                                    236,400         100.0%           2
Portland, OR:
   Sunset Corporate Park                                  132,531          80.9%           3
   Rock Creek Corp Center                                 142,662         100.0%           3
Seattle, WA:
   Redmond                                                396,497          95.3%          10
   Redmond Hilltop B & C                                   90,880         100.0%           2
   Canyon Park                                            316,978          99.1%           6
   Willow Creek                                            96,179         100.0%           1
   Willow Creek Corp. Center 1, 2, 3, 4, 5 & 6            329,009         100.0%           6
   Canyon Park Commons 1, 2, 4                            176,846         100.0%           3
   Canyon Park Commons                                     95,290         100.0%           1
     Pacific Region Subtotal                           10,062,853          96.5%         173            49.6%

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
   Current Summary of Portfolio Operating Properties As of September 30, 2001
--------------------------------------------------------------------------------


                                    Net Rentable
                                      Area in                     Number
                                       Square       Percent         of
                                     Feet /(1)/   Leased /(2)/   Buildings
                                     ----------   ------------   ---------
CENTRAL REGION
Austin, TX:
      City View Centre                  136,183          24.0%         3
      City View Centre                  128,716         100.0%         1
      Braker Point                      195,230         100.0%         1
      Tower of the Hills                166,149          98.5%         2
Chicago, Il:
      Parkway North I                   249,314          80.6%         1
      Unisys                            365,244          97.4%         2
      The Crossings                     295,308          94.5%         1
      Bannackburn I & II                209,540          90.1%         2
      Bannackburn IV                    105,756          95.9%         1
Dallas, Tx:
      Cedar Maple Plaza                 113,343          87.9%         3
      Quorum North                      116,178          95.0%         1
      Quorum Place                      178,296          90.0%         1
      Tollway Plaza 1, 2                359,903         100.0%         2
      Two Mission Park                   77,832         100.0%         1
      Commons @ Las Colinas 1, 2, 3     604,234         100.0%         3
      5000 Quorum                       162,165          94.2%         1

      Central Region Subtotal         3,463,391          92.8%        26   17.1%

MOUNTAIN REGION
Denver, Co:
      Harlequin Plaza                   329,273          98.2%         2
      Quebec Court I                    130,000         100.0%         1
      Quebec Court II                   157,294         100.0%         1
      Quebec Centre                     106,865          93.5%         3
      Dry Creek 3                        92,356         100.0%         1
Phoenix, AZ:
      Qwest Communications              532,506         100.0%         4
Salt Lake City, UT:
      Sorenson Research Park            282,944          96.7%         5
      Wasatch Corporate Center          178,231          97.5%         3
      Wasatch Corporate Center 17, 18   121,654         100.0%         2
      Sorenson X                         41,288         100.0%         1
      Creekside I & II                   78,000         100.0%         1

      Mountain Region Subtotal        2,050,411          98.7%        24   10.1%

TOTAL CONSOLIDATED PROPERTIES:       20,277,085                      254    100%
WEIGHTED AVERAGE                                         95.9%

                CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
   Current Summary of Portfolio Operating Properties As of September 30, 2001

--------------------------------------------------------------------------------

                                        Company's    Net Rentable
                                        Effective      Area in                       Number
                                         Property      Square        Percent           of
Property                                Ownership      Feet/(1)/    Leased/(2)/     Buildings
--------                                ---------    ------------   ------------    ---------
Unconsolidated Properties
Washington, D.C.:
     1919 Pennsylvania Avenue               49.0%         328,431         98.7%             1
     2025 M Street                          49.0%         245,303         99.5%             1
     1201 F Street                          35.0%         226,871         96.0%             1
     Bond Building                          15.0%         242,787         98.4%             1
     1717 Pennsylvania Avenue               50.0%         236,455         98.1%             1
     Booz-Allen & Hamilton Building         50.0%         222,989        100.0%             1

Portland, OR:
     GM Call Center                         16.2%         103,279        100.0%             1

Chicago Market Office:
     Parkway 3, 4, 5, 6, 10                 35.0%         653,914         99.2%             5

Dallas Market Office:
     Royal Ridge Phase II, A,B              35.0%         503,751         88.9%             4

Austin Market Office:
     Riata Corporate and Riata Crossing     35.0%         997,678        100.0%            12

Denver Market Office:
     Panorama I, II, III, V, VIII, X        35.0%         664,050         91.0%             6

TOTAL UNCONSOLIDATED PROPERTIES:                        4,425,508                          34
WEIGHTED AVERAGE                                                          96.8%

ALL OPERATING PROPERTIES
TOTAL:                                                 24,702,593                         288
WEIGHTED AVERAGE                                                          96.0%

/(1)/  Includes office and retail space but excludes storage space.
/(2)/ Includes space for leases that have been executed and have commenced as of September 30, 2001.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                 Lease Rollover Schedule - Stabilized Properties

--------------------------------------------------------------------------------

                                        Current   YTD Avg/   Vacant
Region/Market             Sq. Feet     Occupancy  Occupancy Sq. Feet   2001       2002       2003          2004        2005
-------------             -------      ---------  --------- --------   ----       ----       ----          ----        ----
PACIFIC REGION
San  Francisco Bay Area      5,402,540   97.0%      98.8%    159,449  63,492     478,783     667,010      678,686      766,579
Orange County/Los Angeles    1,813,732   94.0%      92.4%    109,214  35,186     236,248     207,372      292,046      231,416
Seattle                      1,501,679   98.6%      99.4%     21,429  17,471      28,960     230,208      234,184      467,058
San Diego                    1,069,709   96.3%      96.8%     39,823  47,455      26,400     138,762      100,287       83,956
Portland                       275,193   90.8%      91.7%     25,365       -           -           -       31,497       51,797

MOUNTAIN REGION
Denver                        815,788    98.4%      97.2%     12,813  23,671    120,455      94,365       44,430      179,564
Phoenix                       532,506   100.0%     100.0%          -       -          -           -            -            -
Salt Lake City                702,117    98.0%      98.2%     13,761  29,343     46,345     158,940      275,883       12,389

CENTRAL REGION
Chicago                     1,225,162    91.9%      92.2%      99,337  40,953    264,149     313,062      175,621      136,733
Dallas                      1,611,951    97.2%      97.1%      45,211  27,190    148,024     288,831      142,744       81,585
Austin                        626,278    83.1%      93.9%     105,959       -     14,964      34,330      257,342        7,387

EAST REGION
Washington, DC
 Downtown Properties        2,135,559    99.1%      99.5%      19,729  26,758    114,138     236,360      526,022       99,719
 Suburban Properties          793,762    99.5%      99.5%       3,884       -     39,922      27,339       88,548      247,888
Atlanta                     1,771,109    90.0%      91.1%     176,812 108,230    447,924     301,582      173,343       84,567

Total                      20,277,085    95.9%      96.8%     832,786 419,749  1,966,312   2,698,161    3,020,633    2,450,638



                                                                                                                    2011 &
Region/Market                    2006              2007         2008               2009             2010          Thereafter
-------------                    ----              ----         ----               ----             ----          ----------
PACIFIC REGION
San  Francisco Bay Area         991,935           351,849      678,592           199,903          129,862           236,400
Orange County/Los Angeles       270,899           158,673      228,420                 -           25,428            18,830
Seattle                         101,413                 -            -           325,264                -            75,692
San Diego                        86,651                 -            -            84,949           97,054           364,372
Portland                              -           122,127            -                 -           44,407                 -

MOUNTAIN REGION

Denver                          150,111                 -      190,379                 -                -                 -
Phoenix                               -           532,506            -                 -                -                 -
Salt Lake City                   87,456            78,000            -                 -                -                 -

CENTRAL REGION
Chicago                          27,901             5,667       47,144            12,800                -           101,795
Dallas                           42,530            33,426      131,479           440,872          223,470             6,589
Austin                           11,066                 -            -                 -                -           195,230

EAST REGION

Washington, DC
 Downtown Properties            252,385           256,077      205,695            77,976           15,117           305,583
 Suburban Properties             55,775               423            -           327,788            2,195                 -
Atlanta                          37,825            87,306            -            39,482           75,711           238,327

Total                         2,115,947         1,626,054    1,481,709         1,509,034          613,244         1,542,818

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                       Operating Portfolio Lease Economics
--------------------------------------------------------------------------------

                                                                  3rd Quarter 2001
                             -------------------------------------------------------------------------------------------------------

                               Total    New GAAP   Prior GAAP     % Change   Ave. Lease       Lease         Tenant     Total T/I's
                             Executed    Rental      Rental       In GAAP      Term in     Commissions   Improvements   and L/C's
Market                        Sq. Ft.     Rate        Rate      Rental Rate     Years      Per Sq. Ft.   Per Sq. Ft.   Per Sq. Ft.
------                        ------      ----        ----      -----------     -----      -----------   -----------   -----------
Atlanta                      179,341      19.47        19.36         0.60%         5.69          5.68           15.63        21.31
Austin                        29,539      22.37        27.15       -17.61%         9.62          7.50           18.30        25.80
Chicago                       30,706      23.89        23.56         1.41%         3.77          2.05            5.38         7.43
Dallas                        38,336      21.31        18.95        12.46%         3.25          4.62            9.27        13.89
Denver                             -          -            -            -             -             -               -            -
Los Angeles/Orange County     74,955      21.94        19.44        12.89%         4.07          3.36           13.12        16.48
Salt Lake City                     -          -            -             -            -             -               -            -
San Diego                     15,314      38.40        21.47        78.86%         2.76          2.87            5.31         8.18
San Francisco Bay            109,233      31.77        26.09        21.80%         3.26          3.17            1.23         4.40
Seattle                       47,442      13.50        13.85        -2.56%         2.87          1.89            2.72         4.61
Suburban Washington DC             -          -            -            -             -             -               -            -
Downtown Washington DC             -          -            -            -             -             -               -            -

Total                        524,866      22.67        20.70         9.48%         4.01          4.21            9.89        14.10

                                                                  2001 Year -To-Date
                             ---------------------------------------------------------------------------------------------------

                               Total    New GAAP   Prior GAAP     % Change   Ave. Lease       Lease         Tenant     Total T/I's
                             Executed    Rental      Rental       In GAAP      Term in     Commissions   Improvements   and L/C's
Market                        Sq. Ft.     Rate        Rate      Rental Rate    Years        Per Sq. Ft.   Per Sq. Ft.   Per Sq. Ft.
------                        ------      ----        ----      -----------    -----        -----------   -----------   -----------
Atlanta                      269,882      20.05        19.41        3.25%          4.26           4.26           11.67       15.93
Austin                        42,586      23.31        22.48        3.71%          4.35           5.49           15.12       20.61
Chicago                      162,698      24.98        24.14        3.47%          3.51           1.46            1.89        3.35
Dallas                        86,962      21.75        20.84        4.38%          3.10           3.86            6.56       10.42
Denver                        65,031      21.39        18.98       12.65%          5.16           2.94            8.79       11.73
Los Angeles/Orange County    347,734      24.06        21.02       14.42%          4.47           3.58           10.25       13.83
Salt Lake City                79,049      14.46        13.43        7.66%          2.40           0.37            2.00        2.37
San Diego                    108,844      14.64        13.85        5.72%          3.39           2.82            4.83        7.65
San Francisco Bay            346,385      43.39        26.27       65.16%          3.57           2.22            0.93        3.15
Seattle                      194,469      19.96        19.03        4.93%          3.83           0.86            4.05        4.91
Suburban Washington DC         5,573      33.76        25.05       34.78%          4.24           1.51            9.73       11.24
Downtown Washington DC        10,456      29.77        27.08        9.93%          4.17           2.62            6.46        9.08

Total                      1,719,669      26.21        21.16       23.87%          3.90           2.73            6.24        8.97

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
               25 Largest Tenants - Based on Annualized Base Rent

--------------------------------------------------------------------------------

                                        Percentage              Percentage
                                            of                     of
                                         Portfolio               Occupied
                                        Annualized   Square       Square
               Tenant                      Rent       Feet         Feet
--------------------------------------  ----------  --------    ----------
International Monetary Fund                4.01%     504,401       2.52%
Nokia, Inc.                                3.03%     624,904       3.12%
Qwest Communications                       2.27%     532,506       2.66%
AT & T                                     2.18%     658,940       3.29%
Applied Materials, Inc.                    2.14%     425,981       2.13%
Peoplesoft, Inc.                           2.04%     359,686       1.80%
Patton Boggs, L.L.P.                       1.93%     187,653       0.94%
Nextel Communications, Inc.                1.60%     331,203       1.65%
Nortel Networks, Inc.                      1.51%     258,048       1.29%
Sun Microsystems, Inc.                     1.46%     239,608       1.20%
Citigroup                                  1.25%     227,135       1.13%
Gateway, Inc.                              1.20%     287,478       1.44%
SBC Communications                         1.17%     202,093       1.01%
Lattice Semiconductor Corporation          1.09%     216,650       1.08%
Software AG of North America               1.04%     209,521       1.05%
Safeco Insurance Company                   0.99%     265,658       1.33%
Federal Deposit Insurance Corporation      0.94%     121,878       0.61%
Boston Scientific                          0.88%     212,082       1.06%
Unisys Corporation                         0.83%     197,404       0.99%
King & Spalding                            0.82%      92,596       0.46%
Washington Mutual                          0.79%     225,522       1.13%
The Walt Disney Company                    0.78%     129,347       0.65%
KPMG, L.L.P.                               0.77%     135,558       0.68%
Harcourt, Inc.                             0.74%     195,230       0.97%
Chronicle of Higher Education              0.71%      91,990       0.46%
                                         -------- -----------   ----------
   Total                                  36.17%   6,933,072      34.65%
                                         ======== ===========   ==========

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                     Current Development Activity by Market

--------------------------------------------------------------------------------

                                                                            Estimated
                                                                          Construction   Estimated
Wholly Owned Property                                              Start   Completion  Stabilization  In Place
Under Construction @ Sept. 30, 2001                    Square Feet  Date      Date         Date       Dev Costs
---------------------------------------------------------------------------------------------------------------
Atlanta
      The Forum
                                                          90,000    4Q00       4Q01         4Q02          9,182
                                                       ---------                                       --------
           Atlanta Subtotal                               90,000                                          9,182

Denver
      Dry Creek Corporate Center Building 2
                                                          93,773    1Q01       4Q01         4Q02          4,981
                                                       ---------                                       --------
           Denver Subtotal                                93,773                                          4,981

Total/Weighted Average                                   183,773                                         14,163
Less:  Placed in Service
                                                       ---------                                       --------
Total/Weighted Average                                   183,773                                         14,163
                                                       =========                                       ========


Partially Owned Property                        %
Under Construction @ Sept. 30, 2001 /(1)/   Ownership
---------------------------------------------------------------------------------------------------------------

Austin
      300 West Sixth Street
                                               20%       444,870    2Q00       4Q01         4Q02         53,075
                                                       ---------                                       --------
           Austin Subtotal                               444,870                                         53,075

Chicago
      Nine Parkway North                       35%       129,433    4Q00       4Q01         4Q02         12,319
                                                       ---------                                       --------
           Chicago Subtotal                              129,433                                         12,319

Dallas
      Custer Court                             49%       120,047    3Q00       3Q01         3Q02         11,844
      Royal Ridge Bldg 7                       35%       133,104    2Q00       1Q01         1Q02         13,329
                                                       ---------                                       --------
           Dallas Subtotal                               253,151                                         25,173

Washington, DC
      575 7th Street                           30%       473,000    3Q01       3Q03         3Q04         38,837
      799 9th Street                           40%       201,464    2Q00       4Q01         4Q02         48,018
                                                       ---------                                       --------
           Washington, DC Subtotal                       674,464                                         86,855

Total/Weighted Average                                 1,501,918                                        177,422
Less:  Placed in Service                                (121,940)                                       (13,053)
                                                       ---------                                       --------
Total/Weighted Average                                 1,379,978                                        164,369
                                                       =========                                       ========

Total/Weighted Average Wholly & Partially Owned        1,563,751                                        178,532
                                                       =========                                       ========



                                                       Estimated
                                                       Remaining    Total    Estimated  % Currently
Wholly Owned Property                                   Costs to  Projected  Stabilized  Leased or
Under Construction @ Sept. 30, 2001                     Complete Investment   Return     Committed
---------------------------------------------------------------------------------------------------

Atlanta
      The Forum                                            3,148    12,330      10.8%        75.0%
                                                         -------  --------    ------       ------
           Atlanta Subtotal                                3,148    12,330      10.8%        75.0%

Denver
      Dry Creek Corporate Center Building 2                6,796    11,777      10.5%         0.0%
                                                         -------  --------    ------       ------
           Denver Subtotal                                 6,796    11,777      10.5%         0.0%


Total/Weighted Average                                     9,944    24,107      10.7%        36.7%
Less:  Placed in Service
                                                         -------  --------    ------       ------
Total/Weighted Average                                     9,944    24,107      10.7%        36.7%
                                                         =======  ========    ======       ======
Partially Owned Property
Under Construction @ Sept. 30, 2001 /(1)/
---------------------------------------------------------------------------------------------------------------

Austin
      300 West Sixth Street
                                                          39,936    93,011      10.8%        50.0%
                                                         -------  --------    ------       ------
           Austin Subtotal                                39,936    93,011      10.8%        50.0%

Chicago
      Nine Parkway North                                  10,574    22,893       9.9%         0.0%
                                                         -------  --------    ------       ------
           Chicago Subtotal                               10,574    22,893       9.9%         0.0%

Dallas
      Custer Court                                         4,014    15,858      10.9%        44.9%
      Royal Ridge Bldg 7                                   2,246    15,575      10.9%        68.2%
                                                         -------  --------    ------       ------
           Dallas Subtotal                                 6,260    31,433      10.9%        57.2%

Washington, DC
      575 7th Street                                     125,242   164,079      10.9%        51.5%
      799 9th Street                                      13,214    61,232       9.6%        74.3%
                                                         -------  --------    ------       ------
           Washington, DC Subtotal                       138,456   225,311      10.5%        58.3%

Total/Weighted Average                                   195,226   372,648      10.6%        50.7%
Less:  Placed in Service                                  (1,685)  (14,738)
                                                         -------  --------
Total/Weighted Average                                   193,541   357,910      10.6%        46.4%
                                                         =======  ========    ======       ======

Total/Weighted Average Wholly & Partially Owned          203,485   382,017      10.6%        45.2%
                                                         =======  ========    ======       ======

(1) Project yields represent Carr's yields, exclusive of fees.

                 CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES
                        Land Held for Future Development

--------------------------------------------------------------------------------

                                                                                        Buildable
                                                                                      Office Square
Region/Property                                    Market              Acres              Feet
----------------------------------------  -------------------------  ---------       --------------
Wholly Owned Land
-----------------

Pacific Region
      Canyon Pointe A-B                   Seattle, WA                      10               173,760
      Sunset Corporate                    Portland, OR                      9               124,800
                                                                     ---------       --------------
              Subtotal                                                     19               298,560

Mountain Region
      Dry Creek Corporate Center          Denver, CO                       43               678,000
      Sorenson Research Park XI           Salt Lake City, UT                6                80,238
      Wasatch 16                          Salt Lake City, UT                5                80,238
      Creekside 2 owned                   Salt Lake City, UT                6                78,000
      Creekside 3 optioned                Salt Lake City, UT                6                78,452
                                                                     ---------       --------------
              Subtotal                                                     66               994,928
Central Region
      Tollway Plaza III                   Dallas, TX                        4               134,400
      Royal Ridge IV & V                  Dallas, TX                       29               417,000
                                                                     ---------       --------------
              Subtotal                                                     33               551,400

Eastern Region
      Peninsula Corporate Center 1-2      Boca Raton, FL                   20               221,350
      675 E Street                        Washington, DC                    -                     -
                                                                     ---------       --------------
              Subtotal                                                     20               221,350
                                                                     ---------       --------------
              Total                                                       138             2,066,238
                                                                     =========       ==============
Partially Owned Land
--------------------

Mountain Region
      Panorama IV                         Denver, CO                        8               136,850
      Panorama VI                         Denver, CO                        9               129,898
      Panorama VII                        Denver, CO                        6               100,000
      Panorama IX                         Denver, CO                        6               125,490
                                                                     ---------       --------------
              Subtotal                                                     29               492,238

Central Region
      Riata 1                             Austin, TX                        4                61,585
      Riata Crossing 4                    Austin, TX                        5                79,780
      Riata Crossing 6                    Austin, TX                        8                49,702
      Seven/Eight Parkway North           Chicago, IL                      14               250,567
      Royal Ridge Bldgs 4-6               Dallas, TX                       18               316,786
      Royal Ridge Bldg 8                  Dallas, TX                        9               132,709
                                                                     ---------       --------------
                                                                           58               891,129
              Total                                                        87             1,383,367
                                                                     =========       ==============
              Total All Land                                              225             3,449,605
                                                                     =========       ==============